UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 29, 2019

(Exact name of Registrant as Specified in its Charter)

001-35368
(Commission File Number)

British Virgin Islands	N/A
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)
33 Kingsway
London, United Kingdom
WC2B 6UF
(Address of Principal Executive Offices)
44 207 632 8600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 8.01	OTHER EVENTS.
Capri Holdings Limited (the “Company”) has changed its operating and reportable segments, effective as of the fourth quarter of its fiscal year ended March 30, 2019 (“Fiscal 2019”). Prior to the fourth quarter of Fiscal 2019, the Company organized its business into four operating and reportable segments: MK Retail, MK Wholesale, MK Licensing and Jimmy Choo. As a result of the acquisition of Gianni Versace S.r.l. (“Versace”), effective beginning in the fourth quarter of Fiscal 2019, the Company realigned its operating and reportable segments according to the new structure of its business. As a result, the Company now operates its business through three operating segments—Versace, Jimmy Choo and Michael Kors, which are based on its business activities and organization. The reportable segments are segments of the Company for which separate financial information is available and for which operating results are evaluated regularly by the Company’s chief operating decision maker (“CODM”) in deciding how to allocate resources, as well as in assessing performance. The primary key performance indicators are revenue and operating income for each segment. The Company’s reportable segments represent components of the business that offer similar merchandise, customer experience and sales/marketing strategies.
The Company’s three reportable segments are as follows:

•	Versace — segment includes revenue generated through the sale of Versace luxury ready-to-wear, accessories, footwear and home furnishings through directly operated Versace boutiques throughout North America (United States and Canada), EMEA (Europe, Middle East and Africa) and certain parts of Asia, as well as through Versace outlet stores and e-commerce sites. In addition, revenue is generated through wholesale sales to distribution partners (including geographic licensing arrangements that allow third parties to use the Versace trademarks in connection with retail and/or wholesale sales of Versace branded products in specific geographic regions), multi-brand department stores and specialty stores worldwide, as well as through product license agreements in connection with the manufacturing and sale of jeans, fragrances, watches, jewelry and eyewear.

•
Jimmy Choo — segment includes revenue generated through the sale of Jimmy Choo luxury footwear, handbags and small leather goods through directly operated Jimmy Choo stores throughout the Americas (U.S., Canada and Latin America, excluding Brazil), EMEA and certain parts of Asia, through its e-commerce sites, as well as through wholesale sales of luxury goods to distribution partners (including geographic licensing arrangements that allow third parties to use the Jimmy Choo trademarks in connection with retail and/or wholesale sales of Jimmy Choo branded products in specific geographic regions), multi-brand department stores and specialty stores worldwide. In addition, revenue is generated through product licensing agreements, which allow third parties to use the Jimmy Choo brand name and trademarks in connection with the manufacturing and sale of fragrances, sunglasses and eyewear.

•
Michael Kors — segment includes revenue generated through the sale of Michael Kors products through four primary Michael Kors retail store formats: “Collection” stores, “Lifestyle” stores (including concessions), outlet stores and e-commerce sites, through which the Company sells Michael Kors products, as well as licensed products bearing the Michael

Kors name, directly to the end consumer throughout the Americas, Europe and certain parts of Asia. The Michael Kors e-commerce business includes e-commerce sites in the U.S., Canada, certain parts of Europe, China, Japan and South Korea. The Company also sells Michael Kors products directly to department stores, primarily located across the Americas and Europe, to specialty stores and travel retail shops in the Americas, Europe and Asia, and to its geographic licensees in certain parts of EMEA, Asia and Brazil. In addition, revenue is generated through product and geographic licensing arrangements, which allow third parties to use the Michael Kors brand name and trademarks in connection with the manufacturing and sale of products, including watches, jewelry, fragrances and eyewear.
In addition to these reportable segments, the Company has certain corporate costs that are not directly attributable to its brands and, therefore, are not allocated to segments. Such costs primarily include certain administrative, corporate occupancy, and information systems expenses, including enterprise resource planning system implementation costs. In addition, certain other costs are not allocated to segments, including restructuring and other charges (including transaction and transition costs related to the Company’s recent acquisitions) and impairment costs. The new segment structure is consistent with how the Company’s CODM plans and allocates resources, manages the business and assesses performance. All prior period segment information has been recast to reflect the realignment of the Company’s segment reporting structure on a comparable basis. All intercompany revenues are eliminated in consolidation and are not reviewed when evaluating segment performance.
Beginning in the Annual Report on Form 10-K for Fiscal 2019, all prior period segment information has been recast to reflect the realignment of the Company’s reportable segments as described above.

Exhibit 99.1 to this Form 8-K provides a recasting of the segment reporting financial information for Fiscal 2019 and the Company’s fiscal year ended March 31, 2018 (“Fiscal 2018”) (including by quarter) to provide historical financial information that is on a consistent basis with our new reporting structure. The changes in the reportable segment structure discussed above affect only the manner in which the results of the Company’s reportable segment were previously reported. This Form 8-K does not reclassify nor restate the Company’s previously reported consolidated financial statements for any period. Nor does it reflect any subsequent information or events, other than as required to reflect the change in segments as described above. This Form 8-K, including the exhibit, should be read in conjunction with the Fiscal 2019 Form 10-K and Fiscal 2018 Form 10-K and the Company’s other filings with the Securities and Exchange Commission.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit No.
99.1	Schedule of Reclassified Segment Data.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CAPRI HOLDINGS LIMITED
Date: May 29, 2019
	By:	/s/ Thomas J. Edwards, Jr.
	Name:	Thomas J. Edwards, Jr.
	Title:	Executive Vice President, Chief Financial Officer and Chief Operating Officer